Investor Presentation
2nd Quarter 2009

Safe Harbor

Special Note: Statements made in this presentation, including, but not limited to, those relating to the goal of the company or subsidiaries, those relating to the private stem cell storage market's capacity grow in excess of $1 billion per year, our ability to experience growth as awareness of the industry increases, the broadened applications of stem cell therapeutics, our pricing structure remaining exclusive, the barriers to enter into the industry, the government's continued regulation of the industry, our assessment of our position in the market relative to our competitors, our projected financial performance and our anticipated future performance, are forward-looking statements which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. We use words such as "anticipate," "believe," "expect," "future," "intend," "plan," and similar expressions to identify forward-looking statements. Such forward-looking statements involve certain risks and uncertainties, without limitation, statements regarding the company's strategic direction, prospects and future results, our ability to increase income streams and to grow revenue and earnings. Actual results could differ materially from those projected in the forward-looking statements as a result of a number of risks and uncertainties. These statements are only predictions and are subject to certain risks, uncertainties and assumptions, which are identified and described in the Company's public filings with the Securities and Exchange Commission. Statements made herein are as of the date of this document and should not be relied upon as of any subsequent date. The Company's past performance is not necessarily indicative of its future performance. The Company does not undertake, and the Company specifically disclaims any obligation, to update any forward-looking statements to reflect occurrences, developments, events or circumstances after the date of such statement.

Cord Blood AMERICA

CORCELL
saving baby's cord blood

Presentation's Purpose

- CBAI seeks additional market support.

THIS EXECUTIVE OVERVIEW DOES NOT CONSTITUTE AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITY. THE SECURITIES TO BE OFFERED ARE SPECULATIVE AND INVOLVE A HIGH DEGREE OF RISK.

Cord Blood AMERICA

CORCELL saving baby's cord blood®

Goal

CBAI will become the global dominant stem cell storage company. We will do this through accretive asset purchases, intelligent organic growth, and large global merger opportunities.

Cord Blood AMERICA

CorCell saving baby's cord blood

HISTORY

Significant Events

▪ Cord Partners founded and commenced operations	Jan 2003
▪ Completed reverse merger (CBAI)	Mar2004
▪ Received effective registration	Oct 2004
▪ Commenced Trading	Jan 2005
▪ Acquired Rainmakers International	Feb 2005
▪ Acquired Family Marketing	Apr 2005
▪ Completed $5,000,000 Raise	Sept2005
▪ Purchased Assets of C.O.R.D	Jan 2006
▪ Purchased Operations of 4th Largest Competitor (CorCell)	Oct 2006
▪ Completed Debt Placement ($2.3M)	Jan 2007
▪ Completed CorCell Asset Purchase	Feb 2007
▪ Completed CureSource Asset Purchase	Aug 2007
▪ Completed $1,900,000 Raise	Nov 2007
▪ Completed $4,000,000 Raise	July 2008
▪ Potential Completed $8,600,000 Raise	(est) May 2009

Cord Blood AMERICA

CORCELL saving baby's cord blood®

History - Sales Growth


CBAI Yearly Revenue
Revenue
$7,000,000
$6,000,000
$5,000,000
$4,000,000
$3,000,000
$2,000,000
$1,000,000
$0
2003
2004
2005
2006
2007
2008
Year Ended

2008 audited, decrease due to ramp down of non-core business unit

History - Customer Growth



Customer Base
Customers
25,000
20,000
15,000
10,000
5,000
0
2003
2004
2005
2006
2007
2008
Year Ended

2008 projected and un-audited

ABOUT

Overview: Cord Blood America Inc.

Cord Blood America's core business line

<u>Core Business</u>

1. **Cord Blood Storage:** Storage of Umbilical Cord Blood (Cord Blood).
    - Consists of 4 separate wholly owned subsidiaries
    - Sales - Origination of new customers
    - Processing of cord blood units
    - Storage of cord blood units
    - Continuing billing & collection

Cord Blood has Life Giving Stem Cells

- **Stem cells are cells with no identity**
- **Free from Controversy**
- **Umbilical Cord Blood Stem cells can assume the identity of other cells (differentiation)**



Adult Stem Cells
Specialized Stem Cells (Blood Stem Cells)
Red Blood Cells
Further Divisions Create Specialized Blood Cells
Platelets
Other Committed Stem Cells
White Blood Cells

Current Applications and Potential

Applications

- Acute Leukemias
- Chronic Leukemias
- Myelodysplastic Syndromes
- Stem Cell Disorders
- Myeloproliferative Disorders
- Lymphoproliferative Disorders
- Liposomal Storage Diseases
- Histiocytic Disorders
- Inherited Erythrocyte Abnormalities
- Congenital (Inherited) Immune System Disorders

Potential

- Alzheimer's Disease (memory enhancement)
- Diabetes
- Heart Disease
- Liver Disease
- Muscular Dystrophy
- Parkinson's Disease
- Spinal Cord Injury Stroke

Cord Blood AMERICA

CorCell saving baby's cord blood®

Umbilical Cord Blood Industry



Cord Blood Storage Market
Market ($M)
180
160
140
120
100
80
60
40
20
0
2002 2002 2003 2004 2005 2006 2007 2008 2009 (est)

- First sample was collected and cryogenically frozen in 1988
- In 2007, est.150,000 samples were privately banked (est. 80% growth over 2003)
- Market expected to reach 170,000 stem cells collected in 2008.
- In the private sector, 26 private companies and 3 publicly traded companies currently compete
- ESTIMATED $1 Billion Marketplace by 2012
- Since 2004, 7 new entries into market, 3 out of business, and 3 assets acquired by CBAI = consolidation

Sources: UBCEA, Pharmastem, Inc., Dr. Fran Verter, Parentsguidecordblood.com, Cord Blood America analysis

Cord Blood AMERICA

CORCELL saving baby's cord blood®

MAKE MONEY

Make Money Organically

Private Cord Blood Storage- Origination, processing, storage, billing/collection of personal cord blood units

- Currently approximately **20,000** units paying average **$100**/yr
- Charge **$2075** for initial processing / storage
- All processing and storage outsourced
- Annual attrition rate less than **1.0%**
- Expect **55%** Gross Profit growth in 2009.
- Storage Only Business is **90%** Gross Profit

Cord Blood AMERICA

CorCell saving baby's cord blood®

Competitive Advantage

CBAI's subsidiary, CorCell's competitive advantage is exclusive agreements with health insurance providers.

1. Philadelphia
2. Pittsburgh
3. West Virginia
4. Plans to add 2-3 more insurance providers in 2009 and at least three each year thereafter.

Cord Blood AMERICA

CORCELL saving baby's cord blood®

Make Money: Acquisitions

Terms

- $2mm shares of CBAI stock
- $1.9mm cash
- Paid $300/sample for asset purchase
- Paid about 5 times earnings for this private company

CorCell Samples in Storage	12,000
X Revenue Per Sample	$100
Gross Revenue	$1,200,000
- Storage Costs	300,000
- Billing and Collection	120,000
Net Cash Flow	$ 780,000

Multiple competitors are seeking to be purchased right now, and with the proper debt structure, we seek to acquire quickly.

In 2007, VIAC sold to Perkin-Elmer for $300M, estimated at $2300/sample or 5 times revenues

All are approximations

CorCell saving baby's cord blood

Customer Growth – Organic with CorCell



20,000
18,000
16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
0
Total Customers
2002
2003
2004
2005
2006
2007
2008
Year
Cord Partners
CorCell

Cord Blood America Growth

Grow the Stored Units of the Company via:

1. **Organic Growth** - expand successful health care company relationships to cost effective partnerships. In doing so we would expand organic customer base by 8,000 thousand over the next 5 years.

2. **Roll-Up Competitors**
   a. Add 1,500 domestic customers per year with domestics acquisitions.
   b. Add 1,500 international customers per year international acquisitions.
   c. Improve profitability by managing contracts of acquired customers

3. **Improve Profitability by keeping SG&A to a minimum.**

Cord Blood AMERICA

CORCELL saving baby's cord blood®

Projected Customer Growth Through 2013



50000
40000
30000
20000
10000
0
2008
2010
2012
Organic
Acquisition

2009 Initiatives

1. Acquire or build a CBAI owned laboratory. This will reduce costs and allow us CBAI to engage in a broader range of stem cell initiatives.
2. Execute contracts with at least 2 more health insurance partners.
3. Complete two asset purchases of direct competitors.
4. Reduce debt by at least 50%
5. Become cash flow positive.

Cord Blood AMERICA

CorCell saving baby's cord blood®

FINANCIALS

Financial Summary w/ Projections

($000s)	2005 FY	2006 FY	2007 FY	2008 FY	2009 FY	2010 FY	2011 FY
Revenue							
Cord Blood	1,089	1,120	3,445	3,600	4,205	5,807	7,254
Rainmakers	1,188	2,890	2,400	700	-	-	-
TOTAL	2,277	4,010	5,845	4,300	4,541	5,807	7,254
SGA	4,779	3,954	2,960	3,695	2,370	3,072	3,784
EBITDA	(6,126)	(4,527)	(3,910)	(1,365)	439	985	1,342
Net Income	(6,126)	(4,527)	(3,910)	(1,365)	(63)	385	698

- **Does not include convertible debenture interest expenses, amortization or derivative calculation**
- **Key Indicators going in the right direction**

Cord Blood AMERICA

CorCell saving baby's cord blood®

Positive Cash Flow by 3Q 2009



$2,000,000
$1,000,000
$0
-$1,000,000
-$2,000,000
-$3,000,000
-$4,000,000
-$5,000,000
-$6,000,000
-$7,000,000
2004
2006
2008
2010
EBITDA
Net Income/Loss FROM OPERATIONS

Cord Blood Revenue Growth



$12,000,000
$10,000,000
$8,000,000
$6,000,000
$4,000,000
$2,000,000
$0
2006 2007 2008 2009 2010 2011 2012 2013
All Domestic Business Units
International
Total

- 2008 – Ramped down non-core business unit, focused purely on stem cell storage

Cord Blood AMERICA

CORCELL saving baby's cord blood®

CBAI to Profitability

- Expected to reach operating profitability by Q3 2009
- 2008 was a year of cleaning up debt, and scaling back sales channels that are not profitable. Derivative calculation accounts for larger loss in net income.
- 2009, 2010 will be focused on measured organic growth coupled with acquisitions and significant debt reduction.
- Addition of new insurance partners key to our success.
- Dramatically reducing overhead will be key driver to profitability.
- Company has more accretive acquisition opportunities and financial backing in the pipeline for next three years.

Cord Blood AMERICA

CorCell saving baby's cord blood®

CBAI Stability

- Expected to reach operating profitability by Q3 2009
- CBAI has a history of managing its losses through capital organic growth, capital raises and strategic acquisitions.
- July 2008 – CBAI closed on a credit line of 4M. With burn rate as of December 2008, we have enough in the line to last us almost 4 years.
- May 2009 – Potentially closing on $8.6M of equity and debt financing.
- Because we continue to reduce our burn rate, we believe the financings will take us all the way to cash flow positive with plenty left over.
- The difference of cash left over will be used for additional acquisitions, organic growth, building our own lab and shifting processing and storage internally.

Cord Blood AMERICA

CORCELL saving baby's cord blood®

Key Facts

Symbol	OTC BB:CBAI
Corporate Headquarters	Los Angeles, CA
Stock Price (4/30/2009) and 52-Week Range	$0.005|| $0.001 to $0.04
Fully Diluted Shares (9/30/2007)(approx.)	Approx 2B
(includes shares, convertible ,and warrants)	
Float (9/30/2008)	942,000,000 M
Market Cap (Fully Diluted)(9/30/2008)	$4.5 M
Volume (daily 200-day average)	25,000,000
Fiscal Year	December 31st
Accounting Firm	Rose, Snyder, Jacobs

IMPORTANT INVESTOR HIGHLIGHTS

Cord Blood AMERICA

CORCELL saving baby's cord blood

ROI- A Fundamental Investment

Key Investment Highlights include:

1. ***Rapid Growth: Large and Growing Market***
   -Expected to be $1 Billion Market

2. ***High Valuations***
   – Large competitor sold for 5 times revenue or $2300/sample.

3. ***Aggressive Roll-up Strategy***
   - 150 direct competitors around the globe are targets

4. ***History of Growth Projections***
   - Tremendous Revenue Growth
   - Reduction of Losses

5. ***Annuity Business***
   - storage contracts are 18 years – less than 1% bad debt

6. ***Stem Cells***
   - Highly publicized industry grounded in science

Cord Blood AMERICA

CORCELL saving baby's cord blood®

ROI- A Technical Investment

Technical Investment Highlights include:

1. ***Revenues***

   – one of the highest revenue producing publicly traded stem cell companies.

2. ***High Valuations***

   – Large competitor sold for 5 times revenue or $2300/sample.

3. ***Gross Margin***

   - High margin percentages topping 55%

4. ***Right Direction***

   - Margin's way up
   - Reduction of debt
   - Cash burn minimal

5. ***Annuity Business***

   - storage contracts are 18 years – less than 1% bad debt

Cord Blood AMERICA

CORCELL saving baby's cord blood®

Closing

INVEST IN CBAI